UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

Unico American Corporation
 (Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Creation of Chief Operations Officer; Appointment of Chief Operations Officer

On June 21, 2021, the Board of Directors (the “Board”) of Unico American Corporation (the “Company”) created the position Chief Operations Officer pursuant to Article V Section 3 of the Company’s Second Amended and Restated Bylaws.

The same day, the Board appointed Michael Budnitsky to serve as the Company’s Chief Operations Officer pursuant to the Company’s Second Amended and Restated Bylaws. Mr. Budnitsky’s appointment was effective as of June 21, 2021.

Upon Mr. Budnitsky’s appointment as Chief Operations Officer, Mr. Budnitsky will continue to serve as the Company’s Secretary, and, on an interim basis, as the Company’s Chief Executive Officer, President, Chief Financial Officer and Treasurer. The information with respect to Mr. Budnitsky’s background as required by Items 401(b), (d), and (e) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), is set forth in the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 28, 2021, and such information is hereby incorporated by reference herein.

On June 21, 2021, the Compensation Committee of the Board approved certain changes to the compensation of Mr. Budnitsky in connection with his appointment as the Chief Operations Officer. Effective June 21, 2021, Mr. Budnitsky will be provided with an increase in his annual base salary to $285,000. Contingent upon the effectiveness of the Company’s registration statement on Form S-8, registering 500,000 shares of the Company’s common stock pursuant to the Unico American Corporation 2021 Equity Incentive Plan, Mr. Budnitsky will be granted a one-time equity award of 12,500 non-qualified stock options and 12,500 shares of restricted stock. Further information with respect to Mr. Budnitsky’s compensation arrangements is set forth in Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 28, 2021, and such information is hereby incorporated by reference herein.

There are no transactions in which Mr. Budnitsky has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)

Date: June 25, 2021	By:	/s/ Michael Budnitsky
	Name:	Michael Budnitsky
	Title:	Chief Executive Officer, President, Chief Operations Officer, Treasurer, Chief Financial Officer and Secretary